UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

October 31, 2021

Global Real Estate Fund
Investor Class (ARYVX)
I Class (ARYNX)
Y Class (ARYYX)
A Class (ARYMX)
C Class (ARYTX)
R Class (ARYWX)
R5 Class (ARYGX)
R6 Class (ARYDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ARYVX	39.15%	10.89%	9.75%	—	4/29/11
S&P Developed REIT Index	—	44.38%	7.58%	8.39%	—	—
MSCI ACWI Index	—	37.28%	14.71%	11.31%	—	—
I Class	ARYNX	39.39%	11.09%	9.97%	—	4/29/11
Y Class	ARYYX	39.66%	—	—	12.07%	4/10/17
A Class	ARYMX					4/29/11
No sales charge		38.86%	10.60%	9.48%	—
With sales charge		30.84%	9.29%	8.83%	—
C Class	ARYTX	37.81%	9.78%	8.66%	—	4/29/11
R Class	ARYWX	38.51%	10.33%	9.21%	—	4/29/11
R5 Class	ARYGX	39.39%	—	—	11.88%	4/10/17
R6 Class	ARYDX	39.69%	11.27%	—	8.82%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $25,369

S&P Developed REIT Index — $22,394

MSCI ACWI Index — $29,234

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.12%	0.92%	0.77%	1.37%	2.12%	1.62%	0.92%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Steven Brown, Steven Rodriguez and Vishal Govil

As of February 16, 2021, Vishal Govil joined the portfolio management team.

Global Real Estate returned 39.15%* for the fiscal year ended October 31, 2021. By comparison, the S&P Developed REIT Index (the fund’s benchmark) returned 44.38%. The MSCI ACWI (a broad global stock market measure) returned 37.28%.

Global Real Estate Market Overview

Global real estate stocks delivered strong positive performance as the distribution of COVID-19 vaccines led to easing lockdown measures and improved real estate fundamentals in many countries. Interest rates also remained near historic lows, providing a tailwind for real estate equity performance through most of the period. Real estate stocks suffered volatility in the third quarter of 2021 as the spread of the delta variant complicated reopening plans. Inflation concerns and the prospects of less accommodative central bank policy also pushed interest rates higher. Additionally, regulatory uncertainty and the credit problems of property developer China Evergrande Group overshadowed real estate investments in China. Despite this volatility, the S&P Developed REIT Index outpaced the broader global market, as measured by the MSCI ACWI, for the 12-month period.

Reopening plays led the real estate equity market as investors sought value opportunities in sectors, such as lodging/resorts and retail, they expected to benefit from reduced virus fears. To fund these investments, investors took profits on real estate investments that outperformed during the pandemic. As a result, data centers and industrials lagged the broader market. Health care real estate stocks also underperformed as weaker spending trends and higher labor costs pressured many operators.

Retail REIT in Australia Hindered Performance

Scentre Group, a large mall operator in Australia, was a notable detractor from relative performance. We added the position in the fourth quarter of 2020 as we believed vaccine availability would improve mall foot traffic. Unfortunately, the vaccine rollout was relatively slow to ramp up in Australia. The spread of the delta variant also led to extended lockdowns, adding to near-term uncertainty for retail landlords such as Scentre Group. While the stock declined, we continue to own it. We believe COVID-19 rates have likely peaked in Australia, and a return to normal could help retail landlords such as Scentre Group.

GDS Holdings was another detractor. This China-based data center owner lost competitive ground after it failed to win a power allocation from the Shanghai government. One of its largest customers also received an allocation to build its own data center, a development that may divert business away from GDS Holdings. Given these competitive concerns and regulatory uncertainty for the broader Chinese technology space, we exited the position. We believe other data center companies offer more attractive earnings potential.

Our investment in Cellnex Telecom also dampened relative performance. Cellnex is the largest owner of cell towers in Europe. The stock lost ground due to valuation concerns and uncertainty over the near-term trajectory of carrier spending in Europe.

Several U.S.-Based Holdings Were Top Contributors

Positive contributors to relative performance included several U.S.-based investments capitalizing on strong real estate fundamentals in sectors such as residential. UDR, a top performer, is a

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

multifamily residential real estate investment trust (REIT) that owns upscale suburban and urban apartments in the U.S. It saw more robust rental trends as the vaccine rollout in the U.S.
encouraged people to return to city centers. Brixmor Property Group was another prominent contributor. This retail REIT invests in strip centers, and its financial performance was supported by revitalized spending at brick-and-mortar stores. The stock also appealed to investors due to its attractive relative valuation.

For most of the period, the fund held no exposure to U.S.-based global data center REIT Digital Realty Trust. This lack of exposure worked to our advantage, as valuation concerns dampened the stock’s performance. This period of underperformance left the stock more attractively valued. We added a position in the stock in the third quarter of 2021, after the company released an improved growth outlook that reflected strong leasing trends.

Outlook

Looking ahead, we believe improved economic growth may support REIT earnings and valuations. We remain especially positive on the outlook for residential, a notable sector overweight. The outmigration from city centers we saw in 2020 reversed in 2021 with increased vaccine availability. As a result, urban center apartment REITs have seen improved demand trends. Surging home prices have also driven more people into the rental market, fueling demand for single- and multifamily dwellings.

The fund is also overweight in industrial real estate. We believe the build out of e-commerce networks and the move toward onshoring of manufacturing capacity in many regions could support the earnings outlook for industrial real estate.

We added exposure to retail in early 2021 to take advantage of reopening trends. As valuations in the sector improved, we took profits on several retail investments, and we ended the period with a slight overweight in the sector. Within retail, we continue to focus on companies with diversified, high-quality tenant bases that we believe are less vulnerable to retailer bankruptcies and e-commerce competition.

We have reduced our weighting in sectors, such as data centers and infrastructure, that outperformed during the pandemic. Data centers ended the period a notable underweight. We also moved to an underweight in health care, especially in senior living facilities, as higher labor costs have pressured the financial performance of many operators.

We remain cautious on the outlook for office real estate. Despite easing virus concerns, many companies have moved to extended hybrid work arrangements that may reduce future office space demand. As a result, office ended the period as our largest sector underweight.

From a regional standpoint, stock selection process led to a moderate overweight in the U.S., where we continue to see strong fundamentals for sectors such as residential and industrial. Our bottom-up process also led to an overweight in Europe. The fund is underweight in Asian markets, such as Japan, where we believe valuations are elevated relative to growth expectations.

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.7%
Temporary Cash Investments - Securities Lending Collateral	0.9%
Other Assets and Liabilities	(0.8)%

Top Five Countries	% of net assets
United States	70.6%
Japan	7.1%
United Kingdom	6.1%
Australia	5.8%
Canada	3.0%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,111.10	$5.96	1.12%
I Class	$1,000	$1,112.60	$4.90	0.92%
Y Class	$1,000	$1,113.20	$4.10	0.77%
A Class	$1,000	$1,109.70	$7.29	1.37%
C Class	$1,000	$1,105.70	$11.25	2.12%
R Class	$1,000	$1,109.00	$8.61	1.62%
R5 Class	$1,000	$1,111.80	$4.90	0.92%
R6 Class	$1,000	$1,113.20	$4.10	0.77%
Hypothetical
Investor Class	$1,000	$1,019.56	$5.70	1.12%
I Class	$1,000	$1,020.57	$4.69	0.92%
Y Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,018.30	$6.97	1.37%
C Class	$1,000	$1,014.52	$10.77	2.12%
R Class	$1,000	$1,017.04	$8.24	1.62%
R5 Class	$1,000	$1,020.57	$4.69	0.92%
R6 Class	$1,000	$1,021.32	$3.92	0.77%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 99.2%
Australia — 5.8%
Charter Hall Group	120,461	$1,580,438
Goodman Group	180,532	2,989,047
Ingenia Communities Group	329,382	1,628,529
Scentre Group	949,959	2,166,747
		8,364,761
Belgium — 0.6%
VGP NV	3,239	837,712
Canada — 3.0%
Chartwell Retirement Residences	117,351	1,132,168
Dream Industrial Real Estate Investment Trust	64,997	890,190
Tricon Residential, Inc.	27,218	396,294
Tricon Residential, Inc. (Toronto)	130,736	1,902,517
		4,321,169
France — 1.4%
Klepierre SA(1)	82,613	1,966,707
Hong Kong — 0.6%
Link REIT	93,800	831,015
Japan — 7.1%
Comforia Residential REIT, Inc.	385	1,122,167
Hulic Co. Ltd.	84,000	807,702
Invincible Investment Corp.	2,739	1,082,860
LaSalle Logiport REIT	584	970,932
Mitsubishi Estate Logistics REIT Investment Corp.	196	847,535
Open House Co. Ltd.	17,100	1,090,519
Orix JREIT, Inc.	845	1,401,943
SOSiLA Logistics REIT, Inc.	545	819,517
Tokyu Fudosan Holdings Corp.	343,700	1,991,540
		10,134,715
Netherlands — 0.9%
CTP NV(2)	63,121	1,340,435
Singapore — 2.0%
Capitaland Investment Ltd.(1)	329,400	840,294
Mapletree Commercial Trust	691,600	1,118,678
Mapletree Logistics Trust	650,500	975,447
		2,934,419
Spain — 0.5%
Cellnex Telecom SA	11,358	698,513
Sweden — 0.6%
Samhallsbyggnadsbolaget i Norden AB	120,325	806,630
United Kingdom — 6.1%
Capital & Counties Properties plc	600,903	1,355,292
Grainger plc	240,980	1,013,523
Segro plc	138,877	2,454,588
Shaftesbury plc(2)	173,453	1,480,445
Taylor Wimpey plc	416,332	880,879

	Shares	Value
Workspace Group plc	145,009	$1,630,267
		8,814,994
United States — 70.6%
American Campus Communities, Inc.	54,586	2,932,360
AvalonBay Communities, Inc.	19,125	4,526,505
Brixmor Property Group, Inc.	53,808	1,261,260
CBRE Group, Inc., Class A(1)	13,856	1,442,132
CoreSite Realty Corp.	13,380	1,906,115
Digital Realty Trust, Inc.	29,812	4,704,632
Empire State Realty Trust, Inc., Class A	74,358	719,785
Equity Residential	33,097	2,859,581
Essential Properties Realty Trust, Inc.	31,263	931,325
Essex Property Trust, Inc.	11,384	3,869,763
Extra Space Storage, Inc.	23,685	4,674,708
Host Hotels & Resorts, Inc.(1)	190,725	3,209,902
IHS Holding Ltd.(1)	58,620	985,988
Innovative Industrial Properties, Inc.	12,609	3,317,302
Invitation Homes, Inc.	157,290	6,488,212
Iron Mountain, Inc.	32,995	1,505,892
Kilroy Realty Corp.	23,400	1,576,692
Kimco Realty Corp.	128,723	2,909,140
Kite Realty Group Trust	51,810	1,051,743
Life Storage, Inc.	33,357	4,463,500
MGM Growth Properties LLC, Class A	17,845	702,736
NETSTREIT Corp.	32,269	782,201
Outfront Media, Inc.	23,271	579,215
Prologis, Inc.	88,351	12,807,361
Realty Income Corp.	44,258	3,161,349
Rexford Industrial Realty, Inc.	54,440	3,658,368
Ryman Hospitality Properties, Inc.(1)	10,824	925,885
Simon Property Group, Inc.	50,542	7,408,446
Sun Communities, Inc.	18,306	3,587,610
UDR, Inc.	78,637	4,366,713
Ventas, Inc.	37,655	2,009,647
VICI Properties, Inc.	65,770	1,930,349
Welltower, Inc.	52,129	4,191,172
		101,447,589
TOTAL COMMON STOCKS (Cost $111,858,735)		142,498,659
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $242,120), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $237,084)		237,084
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 5/15/41, valued at $802,829), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $787,001)		787,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	31,625	31,625
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,055,709)		1,055,709

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,228,734)	1,228,734	$1,228,734
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $114,143,178)		144,783,102
OTHER ASSETS AND LIABILITIES — (0.8)%		(1,196,254)
TOTAL NET ASSETS — 100.0%		$143,586,848

SECTOR ALLOCATION
(as a % of net assets)
Residential	25.4%
Industrial	22.3%
Retail	16.7%
Diversified	7.0%
Self Storage	6.4%
Health Care	5.1%
Data Centers	4.6%
Lodging/Resorts	4.0%
Specialty	3.8%
Office	2.7%
Infrastructure REITs	1.2%
Temporary Cash Investments	0.7%
Temporary Cash Investments - Securities Lending Collateral	0.9%
Other Assets and Liabilities	(0.8)%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,176,566. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,241,295, which includes securities collateral of $12,561.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $112,914,444) — including $1,176,566 of securities on loan	$143,554,368
Investment made with cash collateral received for securities on loan, at value (cost of $1,228,734)	1,228,734
Total investment securities, at value (cost of $114,143,178)	144,783,102
Receivable for investments sold	2,137,938
Receivable for capital shares sold	197,494
Dividends and interest receivable	163,272
Securities lending receivable	644
Other assets	297
147,282,747

Liabilities
Payable for collateral received for securities on loan	1,228,734
Payable for investments purchased	2,312,843
Payable for capital shares redeemed	46,315
Accrued management fees	106,408
Distribution and service fees payable	1,599
3,695,899

Net Assets	$143,586,848

Net Assets Consist of:
Capital (par value and paid-in surplus)	$102,786,438
Distributable earnings	40,800,410
$143,586,848

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$38,701,265	2,389,034	$16.20
I Class, $0.01 Par Value	$47,539,254	2,932,465	$16.21
Y Class, $0.01 Par Value	$47,388,746	2,919,920	$16.23
A Class, $0.01 Par Value	$2,773,274	171,425	$16.18*
C Class, $0.01 Par Value	$699,344	43,422	$16.11
R Class, $0.01 Par Value	$1,137,727	70,340	$16.17
R5 Class, $0.01 Par Value	$8,346	515	$16.21
R6 Class, $0.01 Par Value	$5,338,892	329,215	$16.22
*Maximum offering price $17.17 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $86,782)	$3,576,721
Securities lending, net	9,009
Interest	281
3,586,011

Expenses:
Management fees	1,076,665
Distribution and service fees:
A Class	4,842
C Class	9,982
R Class	3,886
Directors' fees and expenses	3,023
Other expenses	10,638
1,109,036
Fees waived(1)	(11,946)
1,097,090

Net investment income (loss)	2,488,921

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(9))	14,891,413
Foreign currency translation transactions	(19,495)
14,871,918

Change in net unrealized appreciation (depreciation) on:
Investments	20,087,780
Translation of assets and liabilities in foreign currencies	(3,443)
20,084,337

Net realized and unrealized gain (loss)	34,956,255

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,445,176
(1)Amount consists of $3,012, $3,355, $4,803, $194, $100, $78 and $404 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively. The waiver amount for R5 Class was less than $0.50.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$2,488,921	$1,095,952
Net realized gain (loss)	14,871,918	(3,159,639)
Change in net unrealized appreciation (depreciation)	20,084,337	(5,579,365)
Net increase (decrease) in net assets resulting from operations	37,445,176	(7,643,052)

Distributions to Shareholders
From earnings:
Investor Class	(217,713)	(1,477,229)
I Class	(320,207)	(869,512)
Y Class	(655,293)	(784,024)
A Class	(11,575)	(71,202)
C Class	—	(66,240)
R Class	(2,556)	(13,232)
R5 Class	(79)	(295)
R6 Class	(40,819)	(86,979)
Decrease in net assets from distributions	(1,248,242)	(3,368,713)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	15,302,757	24,544,647

Net increase (decrease) in net assets	51,499,691	13,532,882

Net Assets
Beginning of period	92,087,157	78,554,275
End of period	$143,586,848	$92,087,157

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,228,734	—	—	—	$1,228,734
Gross amount of recognized liabilities for securities lending transactions					$1,228,734
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2021, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2021 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.11%	1.10%
I Class	0.91%	0.90%
Y Class	0.76%	0.75%
A Class	1.11%	1.10%
C Class	1.11%	1.10%
R Class	1.11%	1.10%
R5 Class	0.91%	0.90%
R6 Class	0.76%	0.75%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $247,001 and $22,733, respectively. The effect of interfund transactions on the Statement of Operations was $7,300 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $193,203,150 and $175,961,948, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	75,000,000		50,000,000
Sold	1,543,859	$22,692,727	488,160	$6,004,732
Issued in reinvestment of distributions	16,803	214,914	113,539	1,464,651
Redeemed	(852,435)	(12,702,172)	(1,456,037)	(18,016,935)
	708,227	10,205,469	(854,338)	(10,547,552)
I Class/Shares Authorized	75,000,000		40,000,000
Sold	1,098,153	16,683,586	891,681	9,421,444
Issued in reinvestment of distributions	25,055	320,207	67,456	869,512
Redeemed	(271,687)	(3,870,097)	(325,684)	(3,908,978)
	851,521	13,133,696	633,453	6,381,978
Y Class/Shares Authorized	40,000,000		30,000,000
Sold	1,217,602	16,687,901	2,457,555	29,255,410
Issued in reinvestment of distributions	51,179	653,553	60,338	777,755
Redeemed	(1,918,819)	(27,241,595)	(152,796)	(1,877,578)
	(650,038)	(9,900,141)	2,365,097	28,155,587
A Class/Shares Authorized	25,000,000		20,000,000
Sold	76,260	1,169,861	45,847	564,312
Issued in reinvestment of distributions	732	9,368	5,107	65,980
Redeemed	(30,417)	(430,672)	(53,462)	(623,923)
	46,575	748,557	(2,508)	6,369
C Class/Shares Authorized	25,000,000		20,000,000
Sold	16,785	254,267	8,580	107,050
Issued in reinvestment of distributions	—	—	4,336	56,106
Redeemed	(65,769)	(983,705)	(79,908)	(967,641)
	(48,984)	(729,438)	(66,992)	(804,485)
R Class/Shares Authorized	25,000,000		20,000,000
Sold	48,502	709,490	26,384	321,132
Issued in reinvestment of distributions	192	2,462	1,023	13,232
Redeemed	(15,600)	(229,498)	(14,670)	(176,133)
	33,094	482,454	12,737	158,231
R5 Class/Shares Authorized	25,000,000		20,000,000
Issued in reinvestment of distributions	6	79	23	295
R6 Class/Shares Authorized	25,000,000		25,000,000
Sold	168,630	2,490,064	167,900	2,026,057
Issued in reinvestment of distributions	3,199	40,819	6,753	86,979
Redeemed	(81,308)	(1,168,802)	(75,322)	(918,812)
	90,521	1,362,081	99,331	1,194,224
Net increase (decrease)	1,030,922	$15,302,757	2,186,803	$24,544,647

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$8,364,761	—
Belgium	—	837,712	—
Canada	$396,294	3,924,875	—
France	—	1,966,707	—
Hong Kong	—	831,015	—
Japan	—	10,134,715	—
Netherlands	—	1,340,435	—
Singapore	—	2,934,419	—
Spain	—	698,513	—
Sweden	—	806,630	—
United Kingdom	—	8,814,994	—
Other Countries	101,447,589	—	—
Temporary Cash Investments	31,625	1,024,084	—
Temporary Cash Investments - Securities Lending Collateral	1,228,734	—	—
	$103,104,242	$41,678,860	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

21

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 7, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 6, 2021 of $0.8928 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 7,2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 6, 2021:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.3661	$0.3988	$0.4233	$0.3253	$0.2027	$0.2844	$0.3988	$0.4233

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,248,242	$2,564,871
Long-term capital gains	—	$803,842

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$116,048,606
Gross tax appreciation of investments	$29,746,227
Gross tax depreciation of investments	(1,011,731)
Net tax appreciation (depreciation) of investments	28,734,496
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(2,813)
Net tax appreciation (depreciation)	$28,731,683
Undistributed ordinary income	$6,295,472
Accumulated long-term gains	$5,773,255

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$11.76	0.28	4.29	4.57	(0.13)	—	(0.13)	$16.20	39.15%	1.11%	1.12%	1.89%	1.88%	150%	$38,701
2020	$13.93	0.14	(1.73)	(1.59)	(0.44)	(0.14)	(0.58)	$11.76	(11.78)%	1.11%	1.12%	1.23%	1.22%	147%	$19,760
2019	$11.25	0.20	2.90	3.10	(0.42)	—	(0.42)	$13.93	28.60%	1.12%	1.12%	1.58%	1.58%	118%	$35,303
2018	$11.80	0.20	(0.35)	(0.15)	(0.40)	—	(0.40)	$11.25	(1.39)%	1.11%	1.18%	1.67%	1.60%	169%	$44,274
2017	$11.45	0.25	0.58	0.83	(0.48)	—	(0.48)	$11.80	7.71%	1.13%	1.21%	2.22%	2.14%	201%	$68,825
I Class
2021	$11.77	0.31	4.29	4.60	(0.16)	—	(0.16)	$16.21	39.39%	0.91%	0.92%	2.09%	2.08%	150%	$47,539
2020	$13.94	0.18	(1.74)	(1.56)	(0.47)	(0.14)	(0.61)	$11.77	(11.58)%	0.91%	0.92%	1.43%	1.42%	147%	$24,484
2019	$11.26	0.22	2.91	3.13	(0.45)	—	(0.45)	$13.94	28.84%	0.92%	0.92%	1.78%	1.78%	118%	$20,173
2018	$11.81	0.21	(0.33)	(0.12)	(0.43)	—	(0.43)	$11.26	(1.18)%	0.91%	0.98%	1.87%	1.80%	169%	$14,216
2017	$11.47	0.25	0.59	0.84	(0.50)	—	(0.50)	$11.81	7.83%	0.93%	1.01%	2.42%	2.34%	201%	$6,782

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$11.78	0.31	4.31	4.62	(0.17)	—	(0.17)	$16.23	39.66%	0.76%	0.77%	2.24%	2.23%	150%	$47,389
2020	$13.95	0.20	(1.74)	(1.54)	(0.49)	(0.14)	(0.63)	$11.78	(11.44)%	0.76%	0.77%	1.58%	1.57%	147%	$42,044
2019	$11.27	0.24	2.90	3.14	(0.46)	—	(0.46)	$13.95	29.01%	0.77%	0.77%	1.93%	1.93%	118%	$16,810
2018	$11.81	0.21	(0.32)	(0.11)	(0.43)	—	(0.43)	$11.27	(1.04)%	0.76%	0.83%	2.02%	1.95%	169%	$4,346
2017(3)	$11.09	0.13	0.59	0.72	—	—	—	$11.81	6.49%	0.78%(4)	0.86%(4)	1.99%(4)	1.91%(4)	201%(5)	$5
A Class
2021	$11.74	0.25	4.29	4.54	(0.10)	—	(0.10)	$16.18	38.86%	1.36%	1.37%	1.64%	1.63%	150%	$2,773
2020	$13.91	0.12	(1.75)	(1.63)	(0.40)	(0.14)	(0.54)	$11.74	(12.03)%	1.36%	1.37%	0.98%	0.97%	147%	$1,466
2019	$11.24	0.17	2.90	3.07	(0.40)	—	(0.40)	$13.91	28.21%	1.37%	1.37%	1.33%	1.33%	118%	$1,771
2018	$11.79	0.17	(0.35)	(0.18)	(0.37)	—	(0.37)	$11.24	(1.64)%	1.36%	1.43%	1.42%	1.35%	169%	$2,002
2017	$11.44	0.24	0.56	0.80	(0.45)	—	(0.45)	$11.79	7.44%	1.38%	1.46%	1.97%	1.89%	201%	$2,882
C Class
2021	$11.69	0.08	4.34	4.42	—	—	—	$16.11	37.81%	2.11%	2.12%	0.89%	0.88%	150%	$699
2020	$13.84	0.02	(1.73)	(1.71)	(0.30)	(0.14)	(0.44)	$11.69	(12.63)%	2.11%	2.12%	0.23%	0.22%	147%	$1,080
2019	$11.18	0.07	2.90	2.97	(0.31)	—	(0.31)	$13.84	27.28%	2.12%	2.12%	0.58%	0.58%	118%	$2,206
2018	$11.73	0.08	(0.35)	(0.27)	(0.28)	—	(0.28)	$11.18	(2.42)%	2.11%	2.18%	0.67%	0.60%	169%	$2,360
2017	$11.38	0.14	0.58	0.72	(0.37)	—	(0.37)	$11.73	6.65%	2.13%	2.21%	1.22%	1.14%	201%	$3,606

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$11.74	0.22	4.27	4.49	(0.06)	—	(0.06)	$16.17	38.51%	1.61%	1.62%	1.39%	1.38%	150%	$1,138
2020	$13.90	0.09	(1.74)	(1.65)	(0.37)	(0.14)	(0.51)	$11.74	(12.19)%	1.61%	1.62%	0.73%	0.72%	147%	$437
2019	$11.23	0.13	2.91	3.04	(0.37)	—	(0.37)	$13.90	27.90%	1.62%	1.62%	1.08%	1.08%	118%	$341
2018	$11.78	0.14	(0.35)	(0.21)	(0.34)	—	(0.34)	$11.23	(1.90)%	1.61%	1.68%	1.17%	1.10%	169%	$150
2017	$11.43	0.18	0.60	0.78	(0.43)	—	(0.43)	$11.78	7.17%	1.63%	1.71%	1.72%	1.64%	201%	$122
R5 Class
2021	$11.77	0.29	4.31	4.60	(0.16)	—	(0.16)	$16.21	39.39%	0.91%	0.92%	2.09%	2.08%	150%	$8
2020	$13.94	0.17	(1.73)	(1.56)	(0.47)	(0.14)	(0.61)	$11.77	(11.59)%	0.91%	0.92%	1.43%	1.42%	147%	$6
2019	$11.27	0.22	2.90	3.12	(0.45)	—	(0.45)	$13.94	28.73%	0.92%	0.92%	1.78%	1.78%	118%	$7
2018	$11.81	0.22	(0.34)	(0.12)	(0.42)	—	(0.42)	$11.27	(1.15)%	0.91%	0.98%	1.87%	1.80%	169%	$5
2017(3)	$11.10	0.12	0.59	0.71	—	—	—	$11.81	6.40%	0.93%(4)	1.01%(4)	1.84%(4)	1.76%(4)	201%(5)	$5
R6 Class
2021	$11.77	0.33	4.29	4.62	(0.17)	—	(0.17)	$16.22	39.69%	0.76%	0.77%	2.24%	2.23%	150%	$5,339
2020	$13.94	0.19	(1.73)	(1.54)	(0.49)	(0.14)	(0.63)	$11.77	(11.45)%	0.76%	0.77%	1.58%	1.57%	147%	$2,809
2019	$11.27	0.24	2.89	3.13	(0.46)	—	(0.46)	$13.94	28.92%	0.77%	0.77%	1.93%	1.93%	118%	$1,943
2018	$11.82	0.23	(0.33)	(0.10)	(0.45)	—	(0.45)	$11.27	(1.02)%	0.76%	0.83%	2.02%	1.95%	169%	$1,401
2017	$11.47	0.31	0.56	0.87	(0.52)	—	(0.52)	$11.82	8.09%	0.78%	0.86%	2.57%	2.49%	201%	$877

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.11% to 1.10%) for at least one year beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2021.

For corporate taxpayers, the fund hereby designates $28,169, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $450,780, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $231,320 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31,2021.

The fund utilized earnings and profits of $975,571 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
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American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90980 2112

Annual Report

October 31, 2021

NT Global Real Estate Fund
Investor Class (ANREX)
G Class (ANRHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANREX	39.30%	10.81%	7.60%	3/19/15
S&P Developed REIT Index	—	44.38%	7.58%	5.80%	—
MSCI ACWI Index	—	37.28%	14.71%	10.87%
G Class	ANRHX	40.79%	11.89%	8.44%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $16,245

S&P Developed REIT Index— $14,529

MSCI ACWI Index — $19,805

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.12%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Steven Brown, Steven Rodriguez and Vishal Govil

As of February 16, 2021, Vishal Govil joined the portfolio management team.

Performance Summary

NT Global Real Estate returned 40.79* for the fiscal year ended October 31, 2021. By comparison, the S&P Developed REIT Index (the fund’s benchmark) returned 44.38%. The MSCI ACWI (a broad global stock market measure) returned 37.28%.

Global Real Estate Market Overview

Global real estate stocks delivered strong positive performance as the distribution of COVID-19 vaccines led to easing lockdown measures and improved real estate fundamentals in many countries. Interest rates also remained near historic lows, providing a tailwind for real estate equity performance through most of the period. Real estate stocks suffered volatility in the third quarter of 2021 as the spread of the delta variant complicated reopening plans. Inflation concerns and the prospects of less accommodative central bank policy also pushed interest rates higher. Additionally, regulatory uncertainty and the credit problems of property developer China Evergrande Group overshadowed real estate investments in China. Despite this volatility, the S&P Developed REIT Index outpaced the broader global market, as measured by the MSCI ACWI, for the 12-month period.

Reopening plays led the real estate equity market as investors sought value opportunities in sectors, such as lodging/resorts and retail, they expected to benefit from reduced virus fears. To fund these investments, investors took profits on real estate investments that outperformed during the pandemic. As a result, data centers and industrials lagged the broader market. Health care real estate stocks also underperformed as weaker spending trends and higher labor costs pressured many operators.

Retail REIT in Australia Hindered Performance

Scentre Group, a large mall operator in Australia, was a notable detractor from relative performance. We added the position in the fourth quarter of 2020 as we believed vaccine availability would improve mall foot traffic. Unfortunately, the vaccine rollout was relatively slow to ramp up in Australia. The spread of the delta variant also led to extended lockdowns, adding to near-term uncertainty for retail landlords such as Scentre Group. While the stock declined, we continue to own it. We believe COVID-19 rates have likely peaked in Australia, and a return to normal could help retail landlords such as Scentre Group.

GDS Holdings was another detractor. This China-based data center owner lost competitive ground after it failed to win a power allocation from the Shanghai government. One of its largest customers also received an allocation to build its own data center, a development that may divert business away from GDS Holdings. Given these competitive concerns and regulatory uncertainty for the broader Chinese technology space, we exited the position. We believe other data center companies offer more attractive earnings potential.

Our investment in Cellnex Telecom also dampened relative performance. Cellnex is the largest owner of cell towers in Europe. The stock lost ground due to valuation concerns and uncertainty over the near-term trajectory of carrier spending in Europe.

*All fund returns referenced in this commentary are for G Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
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Several U.S.-Based Holdings Were Top Contributors

Positive contributors to relative performance included several U.S.-based investments capitalizing on strong real estate fundamentals in sectors such as residential. UDR, a top performer, is a multifamily residential real estate investment trust (REIT) that owns upscale suburban and urban apartments in the U.S. It saw more robust rental trends as the vaccine rollout in the U.S. encouraged people to return to city centers. Brixmor Property Group was another prominent contributor. This retail REIT invests in strip centers, and its financial performance was supported by revitalized spending at brick-and-mortar stores. The stock also appealed to investors due to its attractive relative valuation.

For most of the period, the fund held no exposure to U.S.-based global data center REIT Digital Realty Trust. This lack of exposure worked to our advantage, as valuation concerns dampened the stock’s performance. This period of underperformance left the stock more attractively valued. We added a position in the stock in the third quarter of 2021, after the company released an improved growth outlook that reflected strong leasing trends.

Outlook

Looking ahead, we believe improved economic growth may support REIT earnings and valuations. We remain especially positive on the outlook for residential, a notable sector overweight. The outmigration from city centers we saw in 2020 reversed in 2021 with increased vaccine availability. As a result, urban center apartment REITs have seen improved demand trends. Surging home prices have also driven more people into the rental market, fueling demand for single- and multifamily dwellings.

The fund is also overweight in industrial real estate. We believe the build out of e-commerce networks and the move toward onshoring of manufacturing capacity in many regions could support the earnings outlook for industrial real estate.

We added exposure to retail in early 2021 to take advantage of reopening trends. As valuations in the sector improved, we took profits on several retail investments, and we ended the period with a slight overweight in the sector. Within retail, we continue to focus on companies with diversified, high-quality tenant bases that we believe are less vulnerable to retailer bankruptcies and e-commerce competition.

We have reduced our weighting in sectors, such as data centers and infrastructure, that outperformed during the pandemic. Data centers ended the period a notable underweight. We also moved to an underweight in health care, especially in senior living facilities, as higher labor costs have pressured the financial performance of many operators.

We remain cautious on the outlook for office real estate. Despite easing virus concerns, many companies have moved to extended hybrid work arrangements that may reduce future office space demand. As a result, office ended the period as our largest sector underweight.

From a regional standpoint, stock selection process led to a moderate overweight in the U.S., where we continue to see strong fundamentals for sectors such as residential and industrial. Our bottom-up process also led to an overweight in Europe. The fund is underweight in Asian markets, such as Japan, where we believe valuations are elevated relative to growth expectations.

4

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.6)%

Top Five Countries	% of net assets
United States	70.7%
Japan	7.1%
United Kingdom	6.2%
Australia	5.8%
Canada	3.0%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,111.80	$5.91	1.11%
G Class	$1,000	$1,117.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.61	$5.65	1.11%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 99.5%
Australia — 5.8%
Charter Hall Group	535,735	$7,028,798
Goodman Group	799,827	13,242,640
Ingenia Communities Group	1,464,885	7,242,677
Scentre Group	4,222,002	9,629,901
		37,144,016
Belgium — 0.6%
VGP NV	14,627	3,783,021
Canada — 3.0%
Chartwell Retirement Residences	527,383	5,088,036
Dream Industrial Real Estate Investment Trust	289,066	3,959,008
Tricon Residential, Inc.	122,482	1,783,338
Tricon Residential, Inc. (Toronto)	581,432	8,461,207
		19,291,589
France — 1.4%
Klepierre SA(1)	367,411	8,746,683
Hong Kong — 0.6%
Link REIT	420,500	3,725,394
Japan — 7.1%
Comforia Residential REIT, Inc.	1,709	4,981,256
Hulic Co. Ltd.	372,300	3,579,848
Invincible Investment Corp.	12,300	4,862,787
LaSalle Logiport REIT	2,623	4,360,881
Mitsubishi Estate Logistics REIT Investment Corp.	858	3,710,130
Open House Co. Ltd.	76,900	4,904,147
Orix JREIT, Inc.	3,757	6,233,256
SOSiLA Logistics REIT, Inc.	2,408	3,620,914
Tokyu Fudosan Holdings Corp.	1,525,700	8,840,535
		45,093,754
Netherlands — 0.9%
CTP NV(2)	279,893	5,943,797
Singapore — 2.1%
Capitaland Investment Ltd.(1)	1,465,000	3,737,189
Mapletree Commercial Trust	3,075,900	4,975,337
Mapletree Logistics Trust	2,893,100	4,338,301
		13,050,827
Spain — 0.5%
Cellnex Telecom SA	51,047	3,139,374
Sweden — 0.6%
Samhallsbyggnadsbolaget i Norden AB	540,748	3,625,045
United Kingdom — 6.2%
Capital & Counties Properties plc	2,689,598	6,066,186
Grainger plc	1,071,728	4,507,517
Segro plc	617,638	10,916,470
Shaftesbury plc(2)	769,511	6,567,882
Taylor Wimpey plc	1,851,584	3,917,599
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	Shares	Value
Workspace Group plc	645,003	$7,251,461
		39,227,115
United States — 70.7%
American Campus Communities, Inc.	242,405	13,021,997
AvalonBay Communities, Inc.	84,602	20,023,601
Brixmor Property Group, Inc.	239,304	5,609,286
CBRE Group, Inc., Class A(1)	61,623	6,413,722
CoreSite Realty Corp.	59,326	8,451,582
Digital Realty Trust, Inc.	132,120	20,849,857
Empire State Realty Trust, Inc., Class A	329,690	3,191,399
Equity Residential	147,336	12,729,830
Essential Properties Realty Trust, Inc.	139,038	4,141,942
Essex Property Trust, Inc.	50,344	17,113,436
Extra Space Storage, Inc.	105,069	20,737,468
Host Hotels & Resorts, Inc.(1)	846,089	14,239,678
IHS Holding Ltd.(1)	263,588	4,433,550
Innovative Industrial Properties, Inc.	55,766	14,671,477
Invitation Homes, Inc.	695,623	28,694,449
Iron Mountain, Inc.	146,741	6,697,259
Kilroy Realty Corp.	103,408	6,967,631
Kimco Realty Corp.	569,286	12,865,864
Kite Realty Group Trust	229,835	4,665,650
Life Storage, Inc.	147,923	19,793,577
MGM Growth Properties LLC, Class A	79,363	3,125,315
NETSTREIT Corp.	142,241	3,447,922
Outfront Media, Inc.	103,619	2,579,077
Prologis, Inc.	390,942	56,670,952
Realty Income Corp.	195,733	13,981,208
Rexford Industrial Realty, Inc.	241,107	16,202,390
Ryman Hospitality Properties, Inc.(1)	48,171	4,120,547
Simon Property Group, Inc.	224,091	32,847,259
Sun Communities, Inc.	81,222	15,917,888
UDR, Inc.	347,758	19,311,002
Ventas, Inc.	166,988	8,912,150
VICI Properties, Inc.	290,234	8,518,368
Welltower, Inc.	231,252	18,592,661
		449,539,994
TOTAL COMMON STOCKS (Cost $485,065,979)		632,310,609
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $768,338), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $752,359)		752,358
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 5/15/41, valued at $2,556,189), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $2,506,002)		2,506,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	100,359	100,359
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,358,717)		3,358,717
8

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,759,561)	3,759,561	$3,759,561
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $492,184,257)		639,428,887
OTHER ASSETS AND LIABILITIES — (0.6)%		(3,640,596)
TOTAL NET ASSETS — 100.0%		$635,788,291

SECTOR ALLOCATION
(as a % of net assets)
Residential	25.6%
Industrial	22.3%
Retail	16.7%
Diversified	7.0%
Self Storage	6.4%
Health Care	5.1%
Data Centers	4.6%
Lodging/Resorts	4.0%
Specialty	3.8%
Office	2.8%
Infrastructure REITs	1.2%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.6)%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,185,742. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,562,439, which includes securities collateral of $1,802,878.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $488,424,696) — including $5,185,742 of securities on loan	$635,669,326
Investment made with cash collateral received for securities on loan, at value (cost of $3,759,561)	3,759,561
Total investment securities, at value (cost of $492,184,257)	639,428,887
Receivable for investments sold	9,617,595
Receivable for capital shares sold	11,457
Dividends and interest receivable	774,834
Securities lending receivable	1,809
Other assets	44
649,834,626

Liabilities
Payable for collateral received for securities on loan	3,759,561
Payable for investments purchased	10,174,613
Payable for capital shares redeemed	3,335
Accrued management fees	108,826
14,046,335

Net Assets	$635,788,291

Net Assets Consist of:
Capital (par value and paid-in surplus)	$437,841,635
Distributable earnings	197,946,656
$635,788,291

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$119,586,896	8,844,807	$13.52
G Class, $0.01 Par Value	$516,201,395	37,836,706	$13.64

See Notes to Financial Statements.
10

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $452,300)	$17,877,513
Securities lending, net	46,278
Interest	908
17,924,699

Expenses:
Management fees	5,077,218
Directors' fees and expenses	15,550
Other expenses	30,118
5,122,886
Fees waived(1)	(3,670,818)
1,452,068

Net investment income (loss)	16,472,631

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(45))	82,318,205
Foreign currency translation transactions	(119,378)
82,198,827

Change in net unrealized appreciation (depreciation) on:
Investments	104,052,488
Translation of assets and liabilities in foreign currencies	(18,010)
104,034,478

Net realized and unrealized gain (loss)	186,233,305

Net Increase (Decrease) in Net Assets Resulting from Operations	$202,705,936
(1)Amount consists of $12,786 and $3,658,032 for Investor Class and G Class, respectively.

See Notes to Financial Statements.
11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$16,472,631	$7,518,035
Net realized gain (loss)	82,198,827	(9,098,014)
Change in net unrealized appreciation (depreciation)	104,034,478	(40,090,670)
Net increase (decrease) in net assets resulting from operations	202,705,936	(41,670,649)

Distributions to Shareholders
From earnings:
Investor Class	(925,733)	(3,728,942)
G Class	(7,643,348)	(13,216,652)
Decrease in net assets from distributions	(8,569,081)	(16,945,594)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(63,901,597)	205,887,734

Net increase (decrease) in net assets	130,235,258	147,271,491

Net Assets
Beginning of period	505,553,033	358,281,542
End of period	$635,788,291	$505,553,033

See Notes to Financial Statements.
12

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

13

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$3,759,561	—	—	—	$3,759,561
Gross amount of recognized liabilities for securities lending transactions					$3,759,561
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 60% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2021, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors. The

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investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2021 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.11%	1.10%
G Class	0.76%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,222,541 and $317,713, respectively. The effect of interfund transactions on the Statement of Operations was $23,062 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $954,489,251 and $1,006,333,300, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	140,000,000		90,000,000
Sold	1,788,503	$19,092,442	3,493,643	$34,121,644
Issued in reinvestment of distributions	86,760	925,733	347,201	3,728,942
Redeemed	(4,412,486)	(52,374,727)	(593,308)	(6,583,335)
	(2,537,223)	(32,356,552)	3,247,536	31,267,251
G Class/Shares Authorized	330,000,000		190,000,000
Sold	3,842,965	44,611,116	20,212,608	205,365,182
Issued in reinvestment of distributions	717,012	7,643,348	1,230,601	13,216,652
Redeemed	(6,729,629)	(83,799,509)	(4,047,585)	(43,961,351)
	(2,169,652)	(31,545,045)	17,395,624	174,620,483
Net increase (decrease)	(4,706,875)	$(63,901,597)	20,643,160	$205,887,734

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

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•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$37,144,016	—
Belgium	—	3,783,021	—
Canada	$1,783,338	17,508,251	—
France	—	8,746,683	—
Hong Kong	—	3,725,394	—
Japan	—	45,093,754	—
Netherlands	—	5,943,797	—
Singapore	—	13,050,827	—
Spain	—	3,139,374	—
Sweden	—	3,625,045	—
United Kingdom	—	39,227,115	—
Other Countries	449,539,994	—	—
Temporary Cash Investments	100,359	3,258,358	—
Temporary Cash Investments - Securities Lending Collateral	3,759,561	—	—
	$455,183,252	$184,245,635	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 7, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 6, 2021 of $0.8620 for the Investor Class and G Class.

On December 7, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 6, 2021:

Investor Class	G Class
$0.4378	$0.5893

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$8,569,081	$16,945,594
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$501,848,271
Gross tax appreciation of investments	$141,862,334
Gross tax depreciation of investments	(4,281,718)
Net tax appreciation (depreciation) of investments	137,580,616
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(14,297)
Net tax appreciation (depreciation)	$137,566,319
Undistributed ordinary income	$31,018,790
Accumulated long-term gains	$29,361,547

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Corporate Event

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to Global Real Estate Fund, one fund in a series issued by the corporation, in exchange for shares of Global Real Estate Fund. The financial statements and performance history of Global Real Estate Fund will survive after the reorganization. The reorganization is expected to be completed in 2022.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$9.77	0.22	3.60	3.82	(0.07)	$13.52	39.30%	1.11%	1.12%	1.83%	1.82%	159%	$119,587
2020	$11.58	0.12	(1.47)	(1.35)	(0.46)	$9.77	(11.99)%	1.11%	1.12%	1.22%	1.21%	154%	$111,183
2019	$9.32	0.16	2.43	2.59	(0.33)	$11.58	28.60%	1.12%	1.12%	1.60%	1.60%	117%	$94,161
2018	$9.79	0.16	(0.30)	(0.14)	(0.33)	$9.32	(1.45)%	1.11%	1.18%	1.66%	1.59%	178%	$109,781
2017	$9.49	0.20	0.48	0.68	(0.38)	$9.79	7.55%	1.13%	1.21%	2.09%	2.01%	211%	$108,683
G Class
2021	$9.86	0.35	3.62	3.97	(0.19)	$13.64	40.79%	0.01%	0.77%	2.93%	2.17%	159%	$516,201
2020	$11.68	0.24	(1.47)	(1.23)	(0.59)	$9.86	(10.96)%	0.01%	0.77%	2.32%	1.56%	154%	$394,370
2019	$9.41	0.28	2.42	2.70	(0.43)	$11.68	30.03%	0.01%	0.77%	2.71%	1.95%	117%	$264,120
2018	$9.83	0.27	(0.30)	(0.03)	(0.39)	$9.41	(0.43)%	0.00%(3)	0.83%	2.77%	1.94%	178%	$282,481
2017	$9.50	0.24	0.48	0.72	(0.39)	$9.83	8.09%	0.66%	0.97%	2.56%	2.25%	211%	$326,857

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Global Real Estate Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Global Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.11% to 1.10%) for at least one year beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2021.

For corporate taxpayers, the fund hereby designates $141,933, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $756,944, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $233,313 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31,2021.

The fund utilized earnings and profits of $1,628,509 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
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Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90988 2112

Annual Report

October 31, 2021

Real Estate Fund
Investor Class (REACX)
I Class (REAIX)
Y Class (ARYEX)
A Class (AREEX)
C Class (ARYCX)
R Class (AREWX)
R5 Class (ARREX)
R6 Class (AREDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	43.35%	9.38%	10.10%	—	9/21/95
FTSE NAREIT All Equity REITs Index	—	45.73%	11.06%	11.39%	—	—
S&P 500 Index	—	42.91%	18.91%	16.20%	—	—
I Class	REAIX	43.61%	9.60%	10.32%	—	6/16/97
Y Class	ARYEX	43.84%	—	—	9.97%	4/10/17
A Class	AREEX					10/6/98
No sales charge		42.98%	9.11%	9.82%	—
With sales charge		34.73%	7.82%	9.17%	—
C Class	ARYCX	41.93%	8.30%	9.00%	—	9/28/07
R Class	AREWX	42.60%	8.84%	9.55%	—	9/28/07
R5 Class	ARREX	43.61%	—	—	9.81%	4/10/17
R6 Class	AREDX	43.84%	9.77%	—	9.43%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The Investor Class date is the inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor.  That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $26,189

FTSE NAREIT All Equity REITs Index — $29,439

S&P 500 Index — $44,939

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.16%	0.96%	0.81%	1.41%	2.16%	1.66%	0.96%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Steven Brown, Steven Rodriguez and Vishal Govil

As of February 16, 2021, Vishal Govil joined the portfolio management team.

Performance Summary

Real Estate returned 43.35%* for the fiscal year ended October 31, 2021. By comparison, the FTSE NAREIT All Equity REITs Index (the fund’s benchmark) returned 45.73%. The S&P 500 Index (a broad stock market measure) returned 42.91%.

REIT Market Overview

Real estate stocks delivered strong positive performance as the distribution of COVID-19 vaccines led to easing lockdown measures and improved fundamentals for most real estate sectors. Interest rates also remained near historic lows, providing a tailwind for real estate equity performance through most of the period. Real estate stocks and the broader equity market suffered volatility in the third quarter of 2021 as the spread of the delta variant complicated reopening plans. Inflation concerns and the prospects of less accommodative Federal Reserve policy also pushed interest rates higher. Despite this volatility, the FTSE NAREIT All Equity REITs Index outpaced the broader S&P 500 Index for the 12-month period. Reopening plays led the real estate equity market as investors sought value opportunities in sectors, such as retail and lodging/resorts, they expected to benefit from reduced virus fears. To fund these investments, investors took profits on real estate investments that outperformed during the pandemic. As a result, data center and infrastructure stocks lagged the broader market.

Stock Selection in Residential Dampened Relative Performance

The fund’s performance within the residential sector was hindered by not owning Apartment Income REIT. This residential real estate investment trust (REIT) split from Apartment Investment and Management in the fourth quarter of 2020, and the stock rallied as investors welcomed this corporate restructuring. In our view, other multifamily REITs offered better earnings growth prospects than Apartment Income REIT. Notably, the positive impact of not holding Apartment Investment and Management, the remaining development side of the business, nearly offset the drag of not owning Apartment Income REIT. That stock fell sharply following the corporate restructuring.

Stock selection in lodging/resorts also detracted from relative performance, due in part to our investment in Xenia Hotels & Resorts. We invested in this lodging REIT early in 2021, as we believed its above-average leisure-focused Sunbelt resorts would benefit from the vaccine rollout. The hoped-for rebound in leisure and business travel was not as strong as expected, due in part to the spread of the delta variant. As a result, the stock was a detractor. We exited the position in the third quarter as we looked to other investments with more attractive risk/reward profiles.

Simon Property Group was another detractor. This retail REIT is one of the largest owners of shopping malls in the U.S. Despite optimism around the vaccines and a potential resurgence in retail fundamentals, a renewed summer wave of the pandemic complicated reopenings and reduced mall foot traffic. Longer-term concerns about retailer bankruptcies and store vacancies also pressured the stock, which underperformed the broader retail sector.

Self Storage Stocks Contributed

Stock selection in self storage lifted relative performance, as strong demand trends for U.S. self-storage companies supported earnings performance. Top contributors included Life Storage, a U.S.-based REIT using technology to grow its business.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Brixmor Property Group was another prominent contributor. This retail REIT invests in strip centers, and its financial performance was supported by revitalized spending at brick-and-mortar stores. The stock also appealed to investors due to its attractive relative valuation.

UDR was a top positive contributor in the residential sector. This multifamily residential REIT owns upscale suburban and urban apartments in the U.S. It saw more robust rental trends as the vaccine rollout encouraged people to return to city centers.

Outlook

Looking ahead, we believe improved economic growth may support REIT earnings and valuations. While we acknowledge uncertainty around the pandemic, we believe virus concerns may moderate going forward. In our view, this could lead to stronger fundamentals in numerous real estate sectors. We remain especially positive on residential, a notable sector overweight. The pandemic-period outmigration from city centers reversed in 2021, and urban center apartment REITs experienced improved demand trends. Surging home prices have also driven more people into the rental market, fueling demand for single- and multifamily dwellings.

The fund is also overweight in industrial real estate. We believe the build out of e-commerce networks and the move toward the onshoring of manufacturing capacity could support the earnings outlook for industrial real estate. Lodging/resorts also remains a modest overweight, as we remain optimistic on prospects for a rebound in leisure and business travel.

We moved to an overweight position in retail real estate in early 2021 to take advantage of reopening. As valuations in the sector improved, we took profits on our retail investments, scaling back our overweight. Within retail, we continue to focus on companies with diversified, high-quality tenant bases that we believe are less vulnerable to retailer bankruptcies and e-commerce competition.

We have reduced our weighting in sectors that outperformed during the pandemic and where valuations appear less attractive. As a result, we ended the period underweight in data centers and telecommunications infrastructure. We also eliminated our position in home financing and reduced exposure to timber REITs, as we believe home buying and housing construction may slow from the strong pace of 2021.

We remain cautious on the outlook for office real estate. Despite easing virus concerns, many companies have moved to extended hybrid work arrangements that may reduce future office space demand. As a result, office ended the period as our largest sector underweight.

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Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.1%

Top Five Sectors	% of net assets
Residential	22.7%
Industrial	15.0%
Infrastructure REITs	14.6%
Retail	14.0%
Self Storage	7.8%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,118.10	$6.14	1.15%
I Class	$1,000	$1,119.10	$5.07	0.95%
Y Class	$1,000	$1,120.00	$4.27	0.80%
A Class	$1,000	$1,116.50	$7.47	1.40%
C Class	$1,000	$1,112.50	$11.45	2.15%
R Class	$1,000	$1,115.20	$8.80	1.65%
R5 Class	$1,000	$1,119.10	$5.07	0.95%
R6 Class	$1,000	$1,120.00	$4.27	0.80%
Hypothetical
Investor Class	$1,000	$1,019.41	$5.85	1.15%
I Class	$1,000	$1,020.42	$4.84	0.95%
Y Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.15	$7.12	1.40%
C Class	$1,000	$1,014.37	$10.92	2.15%
R Class	$1,000	$1,016.89	$8.39	1.65%
R5 Class	$1,000	$1,020.42	$4.84	0.95%
R6 Class	$1,000	$1,021.17	$4.08	0.80%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 99.6%
Data Centers — 5.9%
CoreSite Realty Corp.	144,385	$20,569,087
Digital Realty Trust, Inc.	253,157	39,950,706
		60,519,793
Health Care — 5.6%
Ventas, Inc.	312,866	16,697,659
Welltower, Inc.	498,783	40,102,153
		56,799,812
Industrial — 15.0%
Innovative Industrial Properties, Inc.	76,601	20,152,957
Prologis, Inc.	719,362	104,278,716
Rexford Industrial Realty, Inc.	422,290	28,377,888
		152,809,561
Infrastructure REITs — 14.6%
American Tower Corp.	325,310	91,727,661
SBA Communications Corp.	166,979	57,662,858
		149,390,519
Lodging/Resorts — 3.7%
Host Hotels & Resorts, Inc.(1)	1,488,033	25,043,595
MGM Growth Properties LLC, Class A	136,149	5,361,548
Ryman Hospitality Properties, Inc.(1)	88,436	7,564,815
		37,969,958
Office — 3.1%
Boston Properties, Inc.	113,797	12,931,891
Empire State Realty Trust, Inc., Class A	307,080	2,972,535
Kilroy Realty Corp.	228,814	15,417,487
		31,321,913
Residential — 22.7%
American Campus Communities, Inc.	405,521	21,784,588
AvalonBay Communities, Inc.	149,522	35,388,867
Equity Residential	224,276	19,377,446
Essex Property Trust, Inc.	99,975	33,984,502
Invitation Homes, Inc.	1,246,180	51,404,925
Sun Communities, Inc.	150,461	29,487,347
UDR, Inc.	723,877	40,196,890
		231,624,565
Retail — 14.0%
Brixmor Property Group, Inc.	398,383	9,338,098
Essential Properties Realty Trust, Inc.	251,932	7,505,054
Kimco Realty Corp.	1,114,263	25,182,344
Kite Realty Group Trust	538,279	10,927,059
NETSTREIT Corp.	231,186	5,603,949
Realty Income Corp.	326,591	23,328,395
Simon Property Group, Inc.	399,637	58,578,791
Urban Edge Properties	157,799	2,766,216
		143,229,906
10

	Shares	Value
Self Storage — 7.8%
Extra Space Storage, Inc.	222,039	$43,823,838
Life Storage, Inc.	269,714	36,090,430
		79,914,268
Specialty — 5.2%
CBRE Group, Inc., Class A(1)	101,258	10,538,933
Iron Mountain, Inc.	313,098	14,289,793
Outfront Media, Inc.	443,296	11,033,637
VICI Properties, Inc.	593,343	17,414,617
		53,276,980
Timber REITs — 2.0%
PotlatchDeltic Corp.	228,380	11,937,422
West Fraser Timber Co. Ltd.	111,744	8,946,924
		20,884,346
TOTAL COMMON STOCKS (Cost $737,589,912)		1,017,741,621
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $669,669), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $655,742)		655,741
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 05/15/41, valued at $2,228,732), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $2,185,002)		2,185,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	87,471	87,471
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,928,212)		2,928,212
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $740,518,124)		1,020,669,833
OTHER ASSETS AND LIABILITIES — 0.1%		1,243,557
TOTAL NET ASSETS — 100.0%		$1,021,913,390

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $740,518,124)	$1,020,669,833
Receivable for investments sold	17,628,920
Receivable for capital shares sold	766,692
Dividends and interest receivable	289,202
Securities lending receivable	939
1,039,355,586

Liabilities
Payable for investments purchased	15,997,930
Payable for capital shares redeemed	597,266
Accrued management fees	832,434
Distribution and service fees payable	14,566
17,442,196

Net Assets	$1,021,913,390

Net Assets Consist of:
Capital (par value and paid-in surplus)	$662,201,601
Distributable earnings	359,711,789
$1,021,913,390

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$416,960,731	12,122,970	$34.39
I Class, $0.01 Par Value	$192,535,077	5,580,071	$34.50
Y Class, $0.01 Par Value	$442,468	12,825	$34.50
A Class, $0.01 Par Value	$35,996,626	1,048,254	$34.34*
C Class, $0.01 Par Value	$2,359,622	70,854	$33.30
R Class, $0.01 Par Value	$12,434,330	365,208	$34.05
R5 Class, $0.01 Par Value	$1,004,452	29,111	$34.50
R6 Class, $0.01 Par Value	$360,180,084	10,441,557	$34.49
*Maximum offering price $36.44 (net asset value divided by 0.9425).

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends	$20,278,949
Securities lending, net	2,066
Interest	1,085
20,282,100

Expenses:
Management fees	9,019,600
Distribution and service fees:
A Class	87,633
C Class	25,354
R Class	51,750
Directors' fees and expenses	22,983
Other expenses	2,863
9,210,183

Net investment income (loss)	11,071,917

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	147,008,373
Foreign currency translation transactions	(14,618)
146,993,755

Change in net unrealized appreciation (depreciation) on:
Investments	159,121,338
Translation of assets and liabilities in foreign currencies	(41)
159,121,297

Net realized and unrealized gain (loss)	306,115,052

Net Increase (Decrease) in Net Assets Resulting from Operations	$317,186,969

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$11,071,917	$12,524,408
Net realized gain (loss)	146,993,755	(39,935,222)
Change in net unrealized appreciation (depreciation)	159,121,297	(167,286,156)
Net increase (decrease) in net assets resulting from operations	317,186,969	(194,696,970)

Distributions to Shareholders
From earnings:
Investor Class	(6,109,264)	(39,649,461)
I Class	(3,148,079)	(11,449,414)
Y Class	(7,612)	(30,089)
A Class	(483,762)	(3,390,461)
C Class	(16,455)	(392,603)
R Class	(117,998)	(739,862)
R5 Class	(17,033)	(476)
R6 Class	(5,942,410)	(19,268,712)
From tax return of capital:
Investor Class	—	(3,072,625)
I Class	—	(1,259,038)
Y Class	—	(3,170)
A Class	—	(248,437)
C Class	—	(13,138)
R Class	—	(51,269)
R5 Class	—	(49)
R6 Class	—	(2,213,680)
Decrease in net assets from distributions	(15,842,613)	(81,782,484)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(4,925,195)	(46,466,569)

Net increase (decrease) in net assets	296,419,161	(322,946,023)

Net Assets
Beginning of period	725,494,229	1,048,440,252
End of period	$1,021,913,390	$725,494,229

See Notes to Financial Statements.
14

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).
17

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2021 are as follows:

	Management Fee Schedule Range*	Effective Annual Management Fee
Investor Class	1.00% to 1.15%	1.15%
I Class	0.80% to 0.95%	0.95%
Y Class	0.65% to 0.80%	0.80%
A Class	1.00% to 1.15%	1.15%
C Class	1.00% to 1.15%	1.15%
R Class	1.00% to 1.15%	1.15%
R5 Class	0.80% to 0.95%	0.95%
R6 Class	0.65% to 0.80%	0.80%
*Prior to August 1, 2021, the management fee schedule range was 1.00% to 1.20% for Investor Class, A Class, C Class and R Class, 0.80% to 1.00% for I Class and R5 Class, 0.65% to 0.85% for Y Class and R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $686,786 and $849,848, respectively. The effect of interfund transactions on the Statement of Operations was $76,561 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $1,131,858,261 and $1,133,581,724, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	130,000,000		150,000,000
Sold	1,526,607	$46,111,911	2,706,865	$74,295,098
Issued in reinvestment of distributions	194,741	5,887,141	1,432,930	41,624,389
Redeemed	(2,654,831)	(78,862,855)	(8,184,037)	(216,330,362)
	(933,483)	(26,863,803)	(4,044,242)	(100,410,875)
I Class/Shares Authorized	60,000,000		50,000,000
Sold	1,337,706	40,525,795	4,148,164	109,123,356
Issued in reinvestment of distributions	80,578	2,431,830	336,671	9,726,322
Redeemed	(1,738,976)	(53,124,693)	(3,407,449)	(90,859,309)
	(320,692)	(10,167,068)	1,077,386	27,990,369
Y Class/Shares Authorized	40,000,000		30,000,000
Issued in reinvestment of distributions	128	3,878	544	15,747
Redeemed	—	—	(409)	(9,894)
	128	3,878	135	5,853
A Class/Shares Authorized	40,000,000		40,000,000
Sold	224,138	6,623,644	376,861	10,033,683
Issued in reinvestment of distributions	15,196	458,402	115,373	3,348,072
Redeemed	(512,602)	(15,056,884)	(766,289)	(20,673,184)
	(273,268)	(7,974,838)	(274,055)	(7,291,429)
C Class/Shares Authorized	25,000,000		20,000,000
Sold	14,420	423,578	28,691	754,857
Issued in reinvestment of distributions	568	16,355	11,628	330,044
Redeemed	(66,175)	(1,834,515)	(102,200)	(2,477,779)
	(51,187)	(1,394,582)	(61,881)	(1,392,878)
R Class/Shares Authorized	40,000,000		20,000,000
Sold	128,727	3,830,743	121,402	3,278,336
Issued in reinvestment of distributions	3,911	117,457	26,063	750,432
Redeemed	(99,807)	(2,913,744)	(133,797)	(3,506,895)
	32,831	1,034,456	13,668	521,873
R5 Class/Shares Authorized	25,000,000		20,000,000
Sold	4,908	139,919	32,042	822,852
Issued in reinvestment of distributions	564	17,033	18	525
Redeemed	(8,406)	(252,753)	(215)	(5,504)
	(2,934)	(95,801)	31,845	817,873
R6 Class/Shares Authorized	80,000,000		60,000,000
Sold	4,628,409	135,557,972	3,757,191	97,904,190
Issued in reinvestment of distributions	193,905	5,901,206	743,059	21,479,998
Redeemed	(3,313,914)	(100,926,615)	(3,194,746)	(86,091,543)
	1,508,400	40,532,563	1,305,504	33,292,645
Net increase (decrease)	(40,205)	$(4,925,195)	(1,951,640)	$(46,466,569)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,008,794,697	$8,946,924	—
Temporary Cash Investments	87,471	2,840,741	—
	$1,008,882,168	$11,787,665	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$15,842,613	$12,779,047
Long-term capital gains	—	$62,142,031
Tax return of capital	—	$6,861,406

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$764,081,573
Gross tax appreciation of investments	$259,168,992
Gross tax depreciation of investments	(2,580,732)
Net tax appreciation (depreciation) of investments	256,588,260
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(41)
Net tax appreciation (depreciation)	$256,588,219
Undistributed ordinary income	$28,224,373
Accumulated long-term gains	$74,899,197

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$24.39	0.33	10.16	10.49	(0.49)	—	—	(0.49)	$34.39	43.35%	1.15%	1.09%	127%	$416,961
2020	$33.09	0.37	(6.53)	(6.16)	(0.38)	(1.95)	(0.21)	(2.54)	$24.39	(19.76)%	1.16%	1.35%	129%	$318,437
2019	$27.08	0.48	7.24	7.72	(0.58)	(1.13)	—	(1.71)	$33.09	30.15%	1.16%	1.66%	93%	$565,826
2018	$28.71	0.51	(0.18)	0.33	(0.71)	(1.25)	—	(1.96)	$27.08	1.11%	1.15%	1.88%	148%	$586,906
2017	$30.69	0.64	0.35	0.99	(0.36)	(2.61)	—	(2.97)	$28.71	3.47%	1.15%	2.21%	145%	$695,132
I Class
2021	$24.47	0.39	10.19	10.58	(0.55)	—	—	(0.55)	$34.50	43.61%	0.95%	1.29%	127%	$192,535
2020	$33.18	0.41	(6.52)	(6.11)	(0.42)	(1.95)	(0.23)	(2.60)	$24.47	(19.59)%	0.96%	1.55%	129%	$144,369
2019	$27.16	0.54	7.25	7.79	(0.64)	(1.13)	—	(1.77)	$33.18	30.39%	0.96%	1.86%	93%	$160,058
2018	$28.79	0.57	(0.19)	0.38	(0.76)	(1.25)	—	(2.01)	$27.16	1.34%	0.95%	2.08%	148%	$118,458
2017	$30.77	0.69	0.36	1.05	(0.42)	(2.61)	—	(3.03)	$28.79	3.67%	0.95%	2.41%	145%	$166,938
Y Class
2021	$24.46	0.44	10.20	10.64	(0.60)	—	—	(0.60)	$34.50	43.84%	0.80%	1.44%	127%	$442
2020	$33.18	0.46	(6.54)	(6.08)	(0.44)	(1.95)	(0.25)	(2.64)	$24.46	(19.50)%	0.81%	1.70%	129%	$311
2019	$27.15	0.59	7.25	7.84	(0.68)	(1.13)	—	(1.81)	$33.18	30.59%	0.81%	2.01%	93%	$417
2018	$28.78	0.62	(0.20)	0.42	(0.80)	(1.25)	—	(2.05)	$27.15	1.50%	0.80%	2.23%	148%	$357
2017(3)	$28.68	0.27	(0.12)	0.15	(0.05)	—	—	(0.05)	$28.78	0.54%	0.80%(4)	1.70%(4)	145%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$24.35	0.26	10.15	10.41	(0.42)	—	—	(0.42)	$34.34	42.98%	1.40%	0.84%	127%	$35,997
2020	$33.04	0.29	(6.51)	(6.22)	(0.34)	(1.95)	(0.18)	(2.47)	$24.35	(19.96)%	1.41%	1.10%	129%	$32,180
2019	$27.05	0.41	7.22	7.63	(0.51)	(1.13)	—	(1.64)	$33.04	29.78%	1.41%	1.41%	93%	$52,719
2018	$28.68	0.45	(0.19)	0.26	(0.64)	(1.25)	—	(1.89)	$27.05	0.86%	1.40%	1.63%	148%	$50,619
2017	$30.70	0.59	0.33	0.92	(0.33)	(2.61)	—	(2.94)	$28.68	3.23%	1.40%	1.96%	145%	$79,060
C Class
2021	$23.62	0.03	9.84	9.87	(0.19)	—	—	(0.19)	$33.30	41.93%	2.15%	0.09%	127%	$2,360
2020	$32.12	0.09	(6.32)	(6.23)	(0.23)	(1.95)	(0.09)	(2.27)	$23.62	(20.56)%	2.16%	0.35%	129%	$2,883
2019	$26.33	0.19	7.02	7.21	(0.29)	(1.13)	—	(1.42)	$32.12	28.84%	2.16%	0.66%	93%	$5,908
2018	$27.99	0.24	(0.19)	0.05	(0.46)	(1.25)	—	(1.71)	$26.33	0.11%	2.15%	0.88%	148%	$6,519
2017	$30.18	0.37	0.32	0.69	(0.27)	(2.61)	—	(2.88)	$27.99	2.46%	2.15%	1.21%	145%	$10,025
R Class
2021	$24.15	0.18	10.06	10.24	(0.34)	—	—	(0.34)	$34.05	42.60%	1.65%	0.59%	127%	$12,434
2020	$32.78	0.23	(6.46)	(6.23)	(0.30)	(1.95)	(0.15)	(2.40)	$24.15	(20.16)%	1.66%	0.85%	129%	$8,026
2019	$26.85	0.33	7.17	7.50	(0.44)	(1.13)	—	(1.57)	$32.78	29.49%	1.66%	1.16%	93%	$10,448
2018	$28.48	0.38	(0.19)	0.19	(0.57)	(1.25)	—	(1.82)	$26.85	0.61%	1.65%	1.38%	148%	$7,989
2017	$30.55	0.55	0.30	0.85	(0.31)	(2.61)	—	(2.92)	$28.48	3.00%	1.65%	1.71%	145%	$11,445

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$24.47	0.39	10.19	10.58	(0.55)	—	—	(0.55)	$34.50	43.61%	0.95%	1.29%	127%	$1,004
2020	$33.19	0.41	(6.53)	(6.12)	(0.42)	(1.95)	(0.23)	(2.60)	$24.47	(19.59)%	0.96%	1.55%	129%	$784
2019	$27.16	0.53	7.27	7.80	(0.64)	(1.13)	—	(1.77)	$33.19	30.39%	0.96%	1.86%	93%	$7
2018	$28.79	0.56	(0.18)	0.38	(0.76)	(1.25)	—	(2.01)	$27.16	1.31%	0.95%	2.08%	148%	$5
2017(3)	$28.69	0.25	(0.11)	0.14	(0.04)	—	—	(0.04)	$28.79	0.47%	0.95%(4)	1.55%(4)	145%(5)	$5
R6 Class
2021	$24.46	0.43	10.20	10.63	(0.60)	—	—	(0.60)	$34.49	43.84%	0.80%	1.44%	127%	$360,180
2020	$33.18	0.46	(6.54)	(6.08)	(0.44)	(1.95)	(0.25)	(2.64)	$24.46	(19.48)%	0.81%	1.70%	129%	$218,505
2019	$27.15	0.58	7.26	7.84	(0.68)	(1.13)	—	(1.81)	$33.18	30.60%	0.81%	2.01%	93%	$253,059
2018	$28.78	0.61	(0.19)	0.42	(0.80)	(1.25)	—	(2.05)	$27.15	1.46%	0.80%	2.23%	148%	$208,351
2017	$30.76	0.72	0.37	1.09	(0.46)	(2.61)	—	(3.07)	$28.78	3.86%	0.80%	2.56%	145%	$173,431

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Real Estate Fund of the American Century Capital Portfolios, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a change in the fee schedule for the Fund that should result in a reduction of the Fund's management fee beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2021.

For corporate taxpayers, the fund hereby designates $218,131 or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,196,780, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $7,177,612 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2021.

The fund utilized earnings and profits of $6,665,958 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90979 2112

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $97,580
FY 2021: $62,390

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $0
FY 2021: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 29, 2021

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 29, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2021